FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND
A Portfolio of Federated Institutional Trust

Institutional Service Shares

Supplement to Prospectus dated October 31, 2007

1.           Please delete the section entitled “What are the Fund’s Fees and Expenses?” in its entirety and replace with the following:

What are the Fund’s Fees and Expenses?

FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Anticipated Waivers, Reimbursement and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee[3]	0.05%
Other Expenses[4]	2.13%
Total Direct Annual Fund Operating Expenses[5]	2.58%
Anticipated Acquired Fund Fees and Expenses	0.01%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses[6]	2.59%
1      The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending August 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to voluntarily waive and/or reimburse certain amounts. Additionally, the distributor does not expect to charge its fee. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2008.

Total Anticipated Waivers, Reimbursement and Reduction of Fund Expenses	2.04%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction) [7]	0.55%
2      The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending August 31, 2008.  The management fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ended August 31, 2007.

3     The Board of Trustees approved an amendment to the distribution (12b-1) plan reducing the distribution (12b-1) fee for the Fund’s Institutional Service Shares from 0.25% to 0.05% effective April 30, 2008.  The Distribution (12b-1) Fee shown in the table above represents the fee that would have been in place had this change occurred on September 1, 2007, the first day of the fiscal year ending August 31, 2008.  The Fund does not expect to pay or accrue the distribution (12b-1) for the fiscal year ending August 31, 2008.  The Fund did not pay or accrue the distribution (12b-1) for the fiscal year ended August 31, 2007.

4      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The Administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse other operating expenses of the Fund.  The Administrator and Adviser can terminate this anticipated voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Service Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 0.54% for the fiscal year ending August 31, 2008.  Total other expenses paid by the Fund’s Institutional Service Shares (after the voluntary waiver and reimbursement were 0.55% for the fiscal year ended August 31, 2007.

5      The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s anticipated indirect expense from investing in the acquired funds is based upon the   average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense  limitations). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6     The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses (excluding Acquired Fund Fees and Expenses) so that the total operating expenses paid by the Fund’s Institutional Service Shares (after the voluntary waivers, reimbursement and reduction) will not exceed 0.55% for the fiscal year ending August 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after October 31, 2008.

7 Total Actual Fund Operating Expenses paid by the Fund’s Institutional Service Shares (after the waivers, reduction and reimbursement) were 0.55% for the fiscal year ended August 31, 2007.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund’s Institutional Service Shares with the cost of investing in other mutual funds.

       The Example assumes that you invest $10,000 in the Fund’s Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Service Shares operating expenses are before anticipated waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year $262
3 Years $805
5 Years $1,375
10 Years $2,925

2.           Under the section entitled “Payments to Financial Intermediaries” please delete the subsection entitled “Rule 12b-1 Fees” in its entirety and replace with the following:

RULE 12B-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Institutional Service Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

3.           Please delete the section entitled “Appendix A: Hypothetical Investment and Expense Information” in its entirety and replace with the following:

FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND: INSTITUTIONAL SERVICE SHARES

ANNUAL EXPENSE RATIO: 2.59%

MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$262.12	$10,241.00
2	$10,241.00	$512.05	$10,753.05	$268.44	$10,487.81
3	$10,487.81	$524.39	$11,012.20	$274.91	$10,740.57
4	$10,740.57	$537.03	$11,277.60	$281.53	$10,999.42
5	$10,999.42	$549.97	$11,549.39	$288.32	$11,264.51
6	$11,264.51	$563.23	$11,827.74	$295.27	$11,535.98
7	$11,535.98	$576.80	$12,112.78	$302.38	$11,814.00
8	$11,814.00	$590.70	$12,404.70	$309.67	$12,098.72
9	$12,098.72	$604.94	$12,703.66	$317.13	$12,390.30
10	$12,390.30	$619.52	$13,009.82	$324.78	$12,688.91
Cumulative		$5,578.63		$2,924.55

April 25, 2008

Cusip 31420B508
38330 (4/08)